MERRILL LYNCH
MUNICIPAL BOND
FUND, INC.








FUND LOGO







Quarterly Report

September 30, 1995



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representaion of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.









Merrill Lynch
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011







MERRILL LYNCH MUNICIPAL BOND FUND, INC.



Officers and
Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863









DEAR SHAREHOLDER


After losing momentum through the second calendar quarter of 1995, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product (GDP) growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the September quarter was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen in the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion would further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.


The Municipal Market
Tax-exempt bond yields remained essentially unchanged during the three months ended September 30, 1995. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal revenue bond yields ended the September quarter at 6.27%. Long-term tax-exempt bonds have traded at this general level for much of the last six months. However, municipal bond yields have exhibited considerable volatility on a week-to-week basis. Throughout the September quarter, municipal bond yields fluctuated by as much as 20 basis points (0.20%) on a weekly basis. US Treasury bond yields displayed similar volatility, but continued to decline during the quarter. By the end of the September quarter, long-term US Treasury bond yields had fallen approximately 10 basis points to 6.50%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields declined over 135 basis points. Tax-exempt bond yields fell approximately 70 basis points as the uncertainty surrounding changes to the existing Federal income tax structure prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty promoted a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $35 billion in long-term municipal securities were issued during the September 30, 1995 quarter. While this issuance is virtually identical to underwritings during the September 30, 1994 quarter, tax-exempt bond issuance over the last 12 months remained more than 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps into 1998, should new bond issuance remain at historically low levels. Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields fell 110 basis points from the highs reached in November 1994, and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double digit total returns for 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at essentially taxable yield levels.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding budget deficit reduction and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun and is expected to be essentially completed by year end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.


Portfolio Strategy

Insured Portfolio and National
Portfolio
At the beginning of the quarter ended September 30, 1995, it became apparent that a mixed economic picture, combined with a fairly valued market for municipal debt securities relative to their taxable counterparts, could result in a somewhat positive tone for municipal bond prices. The price action that ensued during the period proved to be slightly positive. We positioned both Portfolios in a relatively aggressive stance, since cash reserves were invested in blocks of performance-oriented discount securities which would be most active in an upward moving market. Our investment approach created significant price appreciation for the September quarter. Since credit quality spreads were historically narrow, this could be accomplished using higher-rated revenue bonds without any significant forfeiture in current yield.

Looking ahead, we will continue to work closely with our municipal research staff to uncover special credit situations to bolster current return to shareholders within the quality constraints detailed in the Fund's prospectus. We will monitor the Federal Reserve Board's actions for indicators regarding the direction of economic conditions and the future direction of interest rates. Significant pullbacks in municipal yields will be used as opportunities to enter the market with a more aggressive investment stance.

Limited Maturity Portfolio
We continued to aggressively position the Limited Maturity Portfolio during the three-month period ended September 30, 1995. The Federal Reserve Board's lowering of key interest rates in early July signaled a change in monetary policy from a restrictive to a more neutral stance. We maintained lower cash reserves of about 4% while holding the average portfolio maturity at approximately 20 months, which is relatively unchanged from the end of the previous quarter. This investment approach enabled us to take advantage of any fall in interest rates through the price appreciation of municipal bonds. Purchases for the Fund were focused in the three-year--four-year maturity spectrum since this offered the greatest value relative to securities along the zero to four-year portion of the yield curve.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal Bond Fund, Inc., and we look forward to serving your investment needs and objectives in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Kenneth A. Jacob)
Kenneth A. Jacob
Vice President and Portfolio Manager






(Peter J. Hayes)
Peter J. Hayes
Portfolio Manager





October 20, 1995




We are pleased to announce that Kenneth A. Jacob is responsible for the day-to-day management of the Insured and National Portfolios. He has served as Vice President and Portfolio Manager of Merrill Lynch Asset Management since 1984.

We are also pleased to announce that Peter J. Hayes is responsible for the day-to-day management of the Limited Maturity Portfolio. He has served as Vice President of Merrill Lynch Asset Management since 1989 and Assistant Vice President from 1987 to 1989. Prior to that he was Assistant Vice President of Shawmut Bank, N.A. from 1985 to 1987.






PERFORMANCE DATA



About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. All three classes of shares automatically convert to Class D Shares after 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for the Fund's Class A Shares and Class B Shares are presented in the "Average Annual Total Return" and "Performance Summary" tables on pages 5--7. "Aggregate Total Return" tables for Class C and D Shares are presented on page 6. Data for all of the Fund's shares, including Class C and Class D Shares, are presented in the "Recent Performance Results" table on pages 8 and 9.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended September 30, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended September 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Average Annual
Total Return



Insured Portfolio
                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/95                        +10.84%         +6.40%
Five Years Ended 9/30/95                  + 8.70          +7.81
Ten Years Ended 9/30/95                   + 9.08          +8.63

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/95                        +10.01%         +6.01%
Five Years Ended 9/30/95                  + 7.86          +7.86
Inception (10/21/88) through 9/30/95      + 7.23          +7.23

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




National Portfolio
                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/95                        +10.11%         +5.70%
Five Years Ended 9/30/95                  + 8.58          +7.70
Ten Years Ended 9/30/95                   + 9.19          +8.74

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/95                         +9.29%         +5.29%
Five Years Ended 9/30/95                   +7.75          +7.75
Inception (10/21/88) through 9/30/95       +7.13          +7.13

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




Limited Maturity Portfolio

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/95                         +4.76%         +3.71%
Five Years Ended 9/30/95                   +5.03          +4.82
Ten Years Ended 9/30/95                    +5.44          +5.33

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.




                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/95                         +4.38%         +3.38%
Inception (11/2/92) through 9/30/95        +3.56          +3.56

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.





PERFORMANCE DATA (continued)


Aggregate
Total Return


Insured Portfolio

                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Inception (10/21/94) through 9/30/95      +11.11%        +10.11%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Inception (10/21/94) through 9/30/95      +11.69%         +7.22%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




National Portfolio
                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Inception (10/21/94) through 9/30/95      +10.14%         +9.14%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Inception (10/21/94) through 9/30/95      +10.70%         +6.27%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




Limited Maturity Portfolio

                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Inception (10/21/94) through 9/30/95       +4.52%         +3.52%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Inception (10/21/94) through 9/30/95       +4.69%         +3.64%

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.





Performance Summary--
Class A Shares
                  1/1-12/31 Beginning/Ending Net Asset Value       Dividends Paid*                       % Change**
Period                                           Limited                           Limited                          Limited
Covered              Insured       National      Maturity   Insured    National    Maturity    Insured    National  Maturity
10/21/77--12/31/77  $9.80/9.80        --            --       $ 0.09        --          --       + 0.94%       --       --
1978                 9.80/8.97        --            --         0.48        --          --       - 3.69        --       --
1979++               8.97/8.39   $ 9.60/9.60   $ 9.90/9.88     0.53    $  0.11       $0.10      - 0.77     + 1.17%    +0.86%
1980                 8.39/6.86     9.60/8.54     9.88/9.74     0.60       0.79        0.64      -11.46     - 3.00     +5.14
1981                 6.86/5.66     8.54/7.34     9.74/9.78     0.65       0.90        0.77      - 8.49     - 3.82     +8.64
1982                 5.66/6.81     7.34/8.71     9.78/9.89     0.67       0.93        0.80      +33.96     +33.16     +9.67
1983                 6.81/6.97     8.71/9.01     9.89/9.76     0.65       0.89        0.67      +12.20     +14.04     +5.57
1984                 6.97/6.88     9.01/8.96     9.76/9.74     0.66       0.90        0.67      + 8.49     +10.00     +6.91
1985                 6.88/7.53     8.96/9.86     9.74/9.75     0.64       0.88        0.63      +19.56     +20.76     +6.71
1986                 7.53/8.18     9.86/10.67    9.75/9.90     0.61(1)    1.01(1)     0.56      +17.24     +19.08     +7.47
1987                 8.18/7.56    10.67/9.76     9.90/9.68     0.68(2)    0.86(2)     0.53(2)   + 0.86     - 0.40     +3.18
1988                 7.56/7.79     9.76/10.11    9.68/9.68     0.57       0.76        0.56      +10.92     +11.71     +5.90
1989                 7.79/7.94    10.11/10.25    9.68/9.74     0.57       0.75        0.59      + 9.49     + 9.11     +6.93
1990                 7.94/7.86    10.25/10.09    9.74/9.72     0.61(3)    0.73        0.60      + 7.07     + 5.85     +6.11
1991                 7.86/8.18    10.09/10.49    9.72/9.88     0.60(4)    0.82(4)     0.54      +12.07     +12.58     +7.39
1992                 8.18/8.27    10.49/10.55    9.88/9.97     0.63(5)    0.89(5)     0.45      + 9.04     + 9.35     +5.62
1993                 8.27/8.60    10.55/10.91    9.97/10.01    0.71(6)    0.94(6)     0.38      +12.85     +12.59     +4.30
1994                 8.60/7.43    10.91/9.40    10.01/9.77     0.60(7)    0.81(7)     0.37      - 6.76     - 6.55     +1.35
1/1/95--9/30/95      7.43/7.99     9.40/10.10    9.77/9.93     0.33       0.43        0.28      +12.23     +12.35     +4.63
                                                             ------     ------       -----
                                                       Total $10.88     $13.40       $9.14

                                                    Cumulative total return as of 9/30/95:   +238.11%**  +323.93%**  +154.36%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charges; results would be lower if sales charge was included.
 ++For National and Limited Maturity Portfolios, period covered is from 11/02/79 to 12/31/79.
(1)Includes capital gains of $0.011 and $0.178 for the Insured and National Portfolios, respectively.
(2)Includes capital gains of $0.098, $0.073, and $0.012 for the Insured, National and Limited Maturity Portfolios, respectively.
(3)Includes capital gains of $0.064 for the Insured Portfolio.
(4)Includes capital gains of $0.058 and $0.060 for the Insured and National Portfolios, respectively.
(5)Includes capital gains of $0.084 and $0.130 for the Insured and National Portfolios, respectively.
(6)Includes capital gains of $0.181 and $0.157 for the Insured and National Portfolios, respectively.
(7)Includes capital gains of $0.141 and $0.209 for the Insured and National Portfolios, respectively.



Performance
Summary--
Class B Shares
                  1/1-12/31 Beginning/Ending Net Asset Value       Dividends Paid*                       % Change**
Period                                          Limited                            Limited                          Limited
Covered              Insured       National     Maturity***  Insured   National    Maturity***  Insured   National  Maturity***
10/21/88--12/31/88  $7.81/7.78   $10.14/10.11       --        $0.11      $0.14         --       + 0.97%    + 1.08%     --
1989                 7.78/7.94    10.11/10.25       --         0.51       0.67         --       + 8.81     + 8.29      --
1990                 7.94/7.86    10.25/10.09       --         0.55(1)    0.66         --       + 6.28     + 5.05      --
1991                 7.86/8.17    10.09/10.49       --         0.54(2)    0.75(2)      --       +11.10     +11.74      --
1992                 8.17/8.27    10.49/10.55  $ 9.93/9.97     0.56(3)    0.81(3)    $0.06      + 8.35     + 8.53     +1.05%
1993                 8.27/8.59    10.55/10.90    9.97/10.01    0.64(4)    0.85(4)     0.35      +11.88     +11.65     +3.93
1994                 8.59/7.43    10.90/9.39    10.01/9.77     0.53(5)    0.73(5)     0.34      - 7.36     - 7.27     +1.03
1/1/95--9/30/95      7.43/7.98     9.39/10.09    9.77/9.93     0.28       0.38        0.25      +11.47     +11.74     +4.35
                                                              -----      -----       -----
                                                        Total $3.72      $4.99       $1.00

                                                      Cumulative total return as of 9/30/95:   +62.41%**  +61.33%**  +10.72%**


  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
***Commenced operations on 11/02/92.
(1)Includes capital gains of $0.064 for the Insured Portfolio.
(2)Includes capital gains of $0.058 and $0.060 for the Insured and National Portfolios, respectively.
(3)Includes capital gains of $0.084 and $0.130 for the Insured and National Portfolios, respectively.
(4)Includes capital gains of $0.181 and $0.157 for the Insured and National Portfolios, respectively.
(5)Includes capital gains of $0.141 and $0.209 for the Insured and National Portfolios, respectively.



PERFORMANCE DATA (concluded)



Recent
Performance
Results*
                                                                                         12 Month      3 Month    Standardized
                                                        9/30/95  6/30/95   9/30/94++    % Change++     % Change   30-Day Yield
Insured Portfolio Class A Shares                         $ 7.99   $ 7.92     $7.78       + 4.65%(1)      +0.88%        4.85%
Insured Portfolio Class B Shares                           7.98     7.92      7.77       + 4.65(1)       +0.76         4.29%
Insured Portfolio Class C Shares                           7.99     7.92      7.68       + 6.01(1)       +0.88         4.23%
Insured Portfolio Class D Shares                           7.99     7.92      7.68       + 6.01(1)       +0.88         4.62%
National Portfolio Class A Shares                         10.10    10.02      9.96       + 3.66(2)       +0.80         5.42%
National Portfolio Class B Shares                         10.09    10.02      9.95       + 3.66(2)       +0.70         4.89%
National Portfolio Class C Shares                         10.10    10.03      9.85       + 4.81(2)       +0.70         4.84%
National Portfolio Class D Shares                         10.10    10.03      9.85       + 4.81(2)       +0.70         5.18%
Limited Maturity Portfolio Class A Shares                  9.93     9.92      9.85       + 0.81          +0.10         3.64%
Limited Maturity Portfolio Class B Shares                  9.93     9.92      9.85       + 0.81          +0.10         3.31%
Limited Maturity Portfolio Class C Shares                  9.93     9.92      9.83       + 1.02          +0.10         3.26%
Limited Maturity Portfolio Class D Shares                  9.93     9.93      9.83       + 1.02          +0.00         3.54%
Insured Portfolio Class A Shares--Total Return                                           +10.84(3)       +2.31(4)
Insured Portfolio Class B Shares--Total Return                                           +10.01(5)       +1.98(6)
Insured Portfolio Class C Shares--Total Return                                           +11.11(7)       +2.10(8)
Insured Portfolio Class D Shares--Total Return                                           +11.69(9)       +2.24(10)
National Portfolio Class A Shares--Total Return                                          +10.11(11)      +2.31(12)
National Portfolio Class B Shares--Total Return                                          + 9.29(13)      +2.02(14)
National Portfolio Class C Shares--Total Return                                          +10.14(15)      +2.01(16)
National Portfolio Class D Shares--Total Return                                          +10.70(17)      +2.15(18)
Limited Maturity Portfolio Class A Shares--Total Return                                  + 4.76(19)      +1.05(20)
Limited Maturity Portfolio Class B Shares--Total Return                                  + 4.38(21)      +0.96(22)
Limited Maturity Portfolio Class C Shares--Total Return                                  + 4.52(23)      +0.97(24)
Limited Maturity Portfolio Class D Shares--Total Return                                  + 4.69(25)      +0.92(26)

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
 (1)Percent change includes reinvestment of $0.141 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.209 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.449 per share ordinary income dividends and $0.141 per share capital gains distributions.
 (4)Percent change includes reinvestment of $0.111 per share ordinary income dividends.
 (5)Percent change includes reinvestment of $0.389 per share ordinary income dividends and $0.141 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.096 per share ordinary income dividends.
 (7)Percent change includes reinvestment of $0.357 per share ordinary income dividends and $0.141 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.095 per share ordinary income dividends.
 (9)Percent change includes reinvestment of $0.398 per share ordinary income dividends and $0.141 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.106 per share ordinary income dividends.
(11)Percent change includes reinvestment of $0.596 per share ordinary income dividends and $0.209 per share capital gains distributions.
(12)Percent change includes reinvestment of $0.150 per share ordinary income dividends.
(13)Percent change includes reinvestment of $0.522 per share ordinary income dividends and $0.209 per share capital gains distributions.
(14)Percent change includes reinvestment of $0.131 per share ordinary income dividends.
(15)Percent change includes reinvestment of $0.479 per share ordinary income dividends and $0.209 per share capital gains distributions.
(16)Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(17)Percent change includes reinvestment of $0.530 per share ordinary income dividends and $0.209 per share capital gains distributions.
(18)Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(19)Percent change includes reinvestment of $0.379 per share ordinary income dividends.
(20)Percent change includes reinvestment of $0.094 per share ordinary income dividends.
(21)Percent change includes reinvestment of $0.343 per share ordinary income dividends.
(22)Percent change includes reinvestment of $0.085 per share ordinary income dividends.
(23)Percent change includes reinvestment of $0.327 per share ordinary income dividends.
(24)Percent change includes reinvestment of $0.086 per share ordinary income dividends.
(25)Percent change includes reinvestment of $0.343 per share ordinary income dividends.
(26)Percent change includes reinvestment of $0.091 per share ordinary income dividends.




PORTFOLIO COMPOSITION

For the Quarter Ended September 30, 1995

Insured
Portfolio


Top Ten States*

Texas                                        15.68%
Pennsylvania                                  7.55
Florida                                       7.05
Georgia                                       5.21
Michigan                                      5.09
South Carolina                                4.62
New York                                      3.99
Illinois                                      3.82
California                                    3.79
Massachusetts                                 3.49
                                            -------
Total Top Ten                                60.29
Total Others                                 39.71
                                            -------
Total Portfolio                             100.00%
                                            =======

Net assets as of September 30, 1995 were $2,490,202,292.




Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/Aaa                                         91%
Other++                                          9%

[FN]
 *Based on total market value of the Portfolio as of September 30,
  1995.
++Temporary investments in short-term municipal securities.



National
Portfolio


Top Ten States*
New York                                     13.91%
Texas                                        11.12
Massachusetts                                 6.49
California                                    6.28
Illinois                                      5.41
Colorado                                      4.35
Pennsylvania                                  3.91
Indiana                                       3.68
Michigan                                      3.62
Georgia                                       3.56
                                            -------
Total Top Ten                                62.33
Total Others                                 37.67
                                            -------
Total Portfolio                             100.00%
                                            =======


Net assets as of September 30, 1995 were $1,479,029,604.




Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/Aaa                                         29%
AA/Aa                                           26%
A/A                                             14%
BBB/Baa                                         21%
BB/Ba                                            2%
Other++                                          4%
NR+++                                            4%


[FN]
  *Based on total market value of the Portfolio as of September 30,
   1995.
 ++Temporary investments in short-term municipal securities.
+++Not Rated.



Limited Maturity
Portfolio

Top Ten States*
Illinois                                      9.27%
Utah                                          8.60
Ohio                                          8.29
Texas                                         6.61
Florida                                       5.60
Michigan                                      4.96
Washington                                    4.78
Wisconsin                                     3.74
California                                    3.73
Massachusetts                                 3.73
                                            -------
Total Top Ten                                59.31
Total Others                                 40.69
                                            -------
Total Portfolio                             100.00%
                                            =======

Net assets as of September 30, 1995 were $610,523,779.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

MIG1++/SP-1                                      4%
AAA/Aaa                                         25%
AA/Aa                                           28%
A/A                                             24%
BBB/Baa                                          2%
Other++++                                       12%
NR+++                                            5%

[FN]
   *Based on total market value of the Portfolio as of September 30,
    1995.
  ++Highest short-term rating by Moody's Investors Service, Inc.
++++Temporary investments in short-term municipal securities.
 +++Not Rated.